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                                                               EXHIBIT 10-Q(vii)

                            SEVENTH AMENDMENT TO THE
                             PROFIT SHARING PLAN OF
                 PRIORITY HEALTHCARE CORPORATION AND AFFILIATES

WHEREAS, the Company sponsors the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates ("Plan"), originally effective January 1, 1999, in the form of PRISM(R) Prototype Retirement Plan and Trust as provided by the Trustee; and

WHEREAS, the Company has acquired the assets of Hemophilia of the Sunshine State, Incorporated and Sunshine Wholesale, Incorporated, effective March 11, 2002 and desires to amend the Plan to grant prior service credit for eligibility and vesting purposes to former employees of Hemophilia of the Sunshine State, Incorporated and Sunshine Wholesale, Incorporated; and

WHEREAS, the Company desires this change to be effective as of March 11, 2002.

NOW THEREFORE,

BE IT HEREBY RESOLVED that effective March 11, 2002, the Company amends Items B.A.j.(v) and (vi) of the Adoption Agreement to read to follows:

b. BASIC PLAN PROVISIONS

     4.   Definitions:

     j.   Year of Services shall mean:

     v. X For eligibility purposes, Years of Service with the following Predecessor Employers shall count in fulfilling the eligibility requirements for this plan; Hemophilia of the Sunshine State, Incorporated and Sunshine Wholesale, Incorporated.

     vi. X For vesting purposes, Years of Service with the following Predecessor Employers shall count in fulfilling the vesting requirements for this Plan: Hemophilia of the Sunshine State, Incorporated and Sunshine Wholesale, Incorporated.

AND BE IT FURTHER RESOLVED, that except as amended herein, all other provisions of the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates shall remain effective as set forth in the Adoption Agreement.

Plan Sponsor: Priority Healthcare Corporation

By:  /s/ Barbara J. Luttrell                             Dated: 3-11-2002
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Trustee: KeyBank National Association

By: /s/ George M. Newsham                                Dated: March 20, 2002
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